UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):		April 20, 2020
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Mastercard Incorporated
(Exact name of registrant as specified in its charter)
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Delaware	001-32877	13-4172551
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2000 Purchase Street		10577
Purchase,	NY
(Address of principal executive offices)		(Zip Code)
(914)	249-2000
(Registrant's telephone number, including area code)
NOT APPLICABLE
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange of which registered
Class A Common Stock	MA	New York Stock Exchange
1.100% Notes due 2022	MA22	New York Stock Exchange
2.100% Notes due 2027	MA27	New York Stock Exchange
2.500% Notes due 2030	MA30	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Effective April 20, 2020, Mastercard Incorporated (the “Company”) amended its Amended and Restated By-Laws (as so amended, the “By-Laws”) to add an “emergency” provision. Article II, Section 16 has been added to provide that in the event that a quorum of the Company’s Board of Directors or any of its committees cannot be readily convened for action because of an emergency, disaster or catastrophe (as referred to in Section 110 of the Delaware General Corporation Law), or other similar emergency condition (including an epidemic that has been recognized as an emergency from the federal government):

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a Board or committee meeting may be called by any director or officer by any feasible means, and notice of the meeting may be provided only to the directors that can be feasibly reached and by any feasible means

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the director(s) in attendance at the meeting shall constitute a quorum and may appoint one or more of the present directors to any standing or temporary committee as they deem necessary and appropriate

A copy of the By-Laws is attached as Exhibit 3.1 and is incorporated by reference. The foregoing description of the By-Laws does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the attached By-Laws.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description
3.1	Amended and Restated By-Laws of Mastercard Incorporated

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASTERCARD INCORPORATED

Date:	April 21, 2020	By:	/s/ Janet McGinness
Janet McGinness
Corporate Secretary

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